SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Securities and Exchange Commission

Washington, D. D. 20549

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2003

Exide Technologies

(Exact name of registrant as specified in charter)

Delaware	1-11263	23-0552730
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Carnegie Center

Suite 500

Princeton, New Jersey 08040

(Address of principal executive office)

Registrant’s telephone number, including area code: (609) 627-7200

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9. Regulation FD Disclosure.

On February 14, 2003, Exide Technologies issued a press release announcing the filing of its Quarterly Report on Form 10-Q for the period ended December 31, 2002, a copy of which press release is filed as an exhibit hereto.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release dated February 14, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXIDE TECHNOLOGIES

By:	/s/ STUART H. KUPINSKY
Stuart H. Kupinsky Senior Vice President, General Counsel and Secretary

Date: February 14, 2003

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